Vessels (Notes)	6 Months Ended
Jun. 30, 2014
Property, Plant and Equipment [Abstract]
VESSELS
VESSELS

Movements in the six months ended June 30, 2014 maybe summarized as follows;

(in thousands of $)
Balance at December 31, 2013	262,747
Purchase of vessel	63,030
Transfer from Newbuildings	208,513
Depreciation	(6,392)
Balance at June 30, 2014	527,898

In April 2014, the Company took delivery of the 2013-built Capesize dry bulk carrier, KSL China, that was purchased from Karpasia. The consideration was settled by the issuance of 3.1 million shares recorded at a price of $12.54 and $24.0 million was paid in cash.

The Company took delivery in the second quarter of 2014 of three of the five Capesize newbuildings purchased from Frontline 2012 in April 2014. KSL Seattle and KSL Singapore were delivered in May 2014 and KSL Sapporo was delivered in June 2014.